                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                      20549




                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(b) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 16, 2000

                         Commission file number 1-10629
                                                -------

                         LASER VISION CENTERS, INC.
                         --------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                                          43-1530063
   --------                                          ----------
(State or other jurisdiction of incorporation   (I.R.S. Employer identification
or organization)                                 number)

         540 Maryville Centre Dr., Suite 200, St. Louis, Missouri 63141
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (314) 434-6900
                                 --------------
              (Registrant's telephone number, including area code)



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                                    FORM 8-K

ITEM 5.  OTHER EVENTS

         On March 16, 2000, the Company announced that its Board of Directors approved a share repurchase program of up to five percent (5%) of the Company's common stock.

         On March 16, 2000, the Company issued a press release pertaining to these matters; a copy of that press release is attached hereto as an exhibit.

ITEM 7( c).  LIST OF EXHIBITS FILED

99.1    Press Release




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LASER VISION CENTERS, INC.




                                             BY: /s/ John J. Klobnak
                                                -------------------------------
                                                      John J. Klobnak
                                                      Chief Executive Officer


Date:  March 22, 2000